                                                                   Exhibit 10.55


                                 COMMERCIAL LEASE AGREEMENT
                                 --------------------------


     THIS COMMERCIAL LEASE AGREEMENT ("Lease") is made and entered into as of March 31st, 1998, by and between MICHAEL G. AND LYNN H. HARPER ("Lessor"), and HARPERPRINTS, INC., a North Carolina corporation ("Lessee").

     1.  Term and Premises.  Subject to the terms and conditions set forth
         -----------------
herein, Lessor hereby leases and lets to Lessee, and Lessee leases and accepts from Lessor, for a term of ten (10) years, commencing on April 1, 1998, and expiring on March 31, 2008 (the "Term"), that certain real property with a municipal address of 1 Industry Drive, Henderson, North, Carolina 27536, and more particularly described in Exhibit A hereto (the "Premises"), including all freestanding cubicles and artwork currently located at the Premises.

     2.  Basic Rent.  Lessee shall pay Lessor, at the address of Lessor
         ----------
indicated herein, the sum of Three Hundred Seven Thousand Two Hundred Forty-Three and 75/100 Dollars ($307,243.75) per year as rent for the Premises (the "Basic Rent"). The Basic Rent shall be paid to Lessor in monthly installments of Twenty Five Thousand Six Hundred Three and 65/100 Dollars per month ($25,603.65), which monthly rental payments shall be paid in advance on the first day of each calendar month during the term of this Lease. If the Term does not commence on the first day of a calendar month, Lessee will pay in advance, on the first day of the Term, a pro rata part of the regular monthly rent installment, based on the number of days of the Term occurring within the calendar month in which the Term commences; and the rent installment due on the first day of the last calendar month occurring during the Term shall be similarly prorated. All rental payments are to be considered "past due" on the fifteenth (15th) of the month in which they are due, and if said payment has not been received by the Lessor by such date there will be a late charge of five percent (5.0%) of each monthly which is past due, it being agreed that such is the reasonable additional expense incurred by Lessor in handling such late payments. All rental payments and other payments by Lessee to Lessor shall be mailed or delivered to Lessor at the address of Lessor indicated herein or to such other person or address in such city as Lessor may direct by written notices to Lessee. Lessee hereby waives any and all notices and demands for payment of the monthly rental payments of Basic Rent due under this Lease to Lessor.

     3.  Additional Rent.  In addition to the payment of Basic Rent, Lessee
         ---------------
shall pay all of the following costs arising from or related to the Premises, which costs shall be collectively referred to herein as additional rent ("Additional Rent"):

          a.  Maintenance of Premises.  Lessee shall, at its sole expense, take
              -----------------------
     good care of the Premises and any building now or hereafter erected thereon, both inside and outside, and keep the same and all parts thereof in a condition comparable to the condition of the Premises at the inception of this Lease, ordinary wear and tear excepted (it being the intention of the parties that the Premises be maintained in a manner comparable to the current condition of the property), suffering no waste or injury, and shall, at Lessee's sole expense, promptly make all needed repairs, in and to any building or structure or equipment now or hereafter erected upon the Premises, including all fixtures, machinery and equipment now or hereafter belonging to or connected with the Premises or used in their operation.
     All such repairs shall be of first class quality sufficient for the proper maintenance and operation of the Premises. Lessee shall not obstruct or permit the obstruction of the street or sidewalk and shall keep the sidewalk and curb adjoining the Premises clean and free of snow and ice.
     If Lessee fails to make such repairs or maintenance promptly, or within fifteen (15) days of occurrence, Lessor may, at its option, make them, and Lessee shall repay the cost thereof to Lessor on demand. Notwithstanding anything to the contrary contained herein, Lessor shall be required to make all repairs to the Premises that are structural in nature, including repairs to the roof, and to replace any fixtures, machinery and equipment which cannot be repaired.

          c.   Maintenance of Common Areas. Lessee shall pay to Lessor, as
               ----------------------------
     Additional Rent, all costs and expenses of every kind and nature paid or incurred by Lessor during the term of the Lease (and any renewal term) in operating, managing, equipping, lighting, repairing, replacing, policing and maintaining the common parking and ingress and egress areas (herein "Common Areas") of the Premises (except structural repairs as set forth in Paragraph 3.a. above). Alternatively, Lessor may require Lessee to perform (or cause to be performed) such maintenance. Such costs and expenses shall include, but shall not be limited to: utilities, and lighting the Common Areas, if any, cleaning costs, expenses of planting, replanting and replacing flowers, landscaping, water and sewerage charges, premiums for liability and property damage, and fees for required licenses and permits.

          d.  Taxes and Utilities.
              -------------------

               i.  Real Property Taxes.  Lessee shall pay when due all real
                   -------------------
          property taxes upon the Premises accruing with respect to or allocable to the term hereof. As used herein, the term "real property taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises.

               ii. Personal Property Taxes.
                   -----------------------

                    (1) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained on the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property taxes.

                    (2) If any of Lessee's personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

          b.  Other Taxes.  Lessee shall reimburse Lessor for any commercial
              -----------
     lease tax, sales tax, gross receipts tax, privilege tax, or similar tax, howsoever denominated, now or hereafter imposed on, measured by, or assessed against the Basic Rent and Additional Rent (collectively, the "Rents") paid by Lessor or received by Lessor pursuant to this Lease (or any tax imposed or assessed in lieu thereof). Lessee shall pay said sums to Lessor not later than ten (10) days from the date on which Lessee receives notice from Lessor of the amount due.

          c.  Utilities.  Lessee shall pay for all water, gas, heat, light,
              ---------
     power, telephone and other utilities and services supplied to the Premises.

          d.  Insurance.
              ---------

               i.  Fire and Casualty.  During the entire term hereof, Lessee
                   -----------------
          shall procure and maintain at its sole expense, insurance covering the Premises, for the full replacement cost thereof, insuring against the perils of fire, lightening, flood, earthquake, boiler and machinery, extended coverage, vandalism and malicious mischief, extended by Special Form Coverage Endorsement to insure against all other risks of direct physical loss, and business interruption insurance (insuring Lessor for up to twelve (12) months of Rents), such coverages and endorsements to be as defined in the standard bureau forms prescribed by the applicable insurance regulatory authority for the State of North Carolina for use by insurance companies admitted in North Carolina for the writing of such insurance on risks located within the state. Such insurance shall be for the sole benefit of Lessor and under its sole control. To the extent any mortgage or deed of trust now or hereafter exists upon the Premises, all such policies shall contain standard mortgage clauses. Lessee hereby waives, and releases Lessor (its officers, agents and employees) from, all rights of recovery, claims, causes of action, and rights of subrogation against them, for any loss or damage that may occur by reason of any peril listed above, and accordingly, all of the foregoing policies of insurance shall be properly endorsed to prevent the invalidation of their coverages by reason of such waiver and release.

               ii.  Liability.  Lessee shall, at Lessee's expense, obtain and
                    ---------
          keep in force during the term of this Lease a policy of Commercial General Liability Insurance (or policy with equivalent coverage) insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises. Such policies shall be in amounts and with insurance carriers acceptable to Lessor.

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

               iii.  Insurance Policies.  The insurance companies issuing all
                     ------------------
          policies shall be reputable and responsible companies in the insurance industry, reasonably acceptable to both Lessor and Lessee. Lessee shall deliver to Lessor copies of policies of liability insurance required under this subparagraph or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessee. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

     4.  Indemnification.  Lessee shall indemnify, defend and hold Lessor
         ---------------
harmless from and against any and all actions, claims, demands, costs (including reasonable attorney's fees), damages or expenses of any kind which may be asserted against or incurred by Lessor as the result of any occurrence in or about the Premises or by reason of Lessee's use or occupancy of the Premises, or by reason of the failure of Lessee to perform any of its obligations under this Lease.

     5.  Quiet Enjoyment.  Lessor covenants that if Lessee shall keep and
         ---------------
perform all of its covenants under this Lease, Lessee shall enjoy quiet, peaceful and uninterrupted possession of the Premises against all persons.

     6.  Ingress and Egress.  Lessor covenants that Lessee shall enjoy full
         ------------------
ingress and egress to and from the Premises at all times.

     7.  Condition of Premises.  Lessor shall deliver the Premises to Lessee in
         ---------------------
good condition, clean and free of debris.

     8.  Assignment and Subletting.  The Premises shall be used for commercial
         -------------------------
printing, distribution and related activities, and for no other purpose without the written consent of the Lessor. Further, Lessee will not assign or sublet all or part of this Lease without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

     9.  Legal Use and Violations; Insurance Coverage.  Lessee will not occupy,
         --------------------------------------------
or use or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful in part or in whole or deemed to be extra hazardous, or permit anything to be done which will in any way increase the rate of fire insurance on said building and/or its contents; and in the event that by reason of acts of Lessee, there shall be any increase in rate of the insurance on the building or its contents created by Lessee's acts or conduct of business, then Lessee hereby agrees to pay such increase.

     10.  Compliance with Laws and Regulations.  Lessee shall keep and maintain
          ------------------------------------
the Premises in a clean and neat condition, and shall comply with all state, federal, county and municipal laws, ordinances, orders, rules and regulations, including, but not limited to, all environmental laws and regulations, with reference to use, conditions or occupancy of the Premises.

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     11.  Entry for Repairs and Inspection.  Lessee shall permit Lessor and its
          --------------------------------
officers, agents or representatives, the right to enter into and upon any and all parts of the Premises at all reasonable hours to inspect same or clean or make repairs or alterations or additions as Lessor may deem necessary or desirable. Lessee shall not be entitled to any abatement or reduction of rent by reason thereof.

     12.  Condemnation.  If the Premises or any portion thereof are taken under
          ------------
the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of any building on the Premises, or more than twenty-five percent (25%) of the land of the Premises which is not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor has given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority has taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building or the area of unimproved land taken bears to the total floor area of the building or land, whichever the case may be. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such Condemnation, Lessor shall to the extent of the award received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such Condemnation; provided, however, that if such Condemnation has taken more than fifty percent (50%) of the total floor area of the buildings on the Premises, Lessor may, at Lessor's option, to be exercised in writing within ten (10) days after Lessor has given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority has taken possession) terminate this Lease as of the date the condemning authority takes such possession.

     13.  Holding Over.  Any holding after the expiration of this Lease shall
          ------------
constitute a month-to-month tenancy, and Lessee shall be subject to all of the terms, covenants and conditions of this Lease during such holdover period.

     14.  Damage or Destruction.  Should the current building upon the Premises
          ---------------------
be totally destroyed by fire or other casualty, or so damaged thereby that more than 50% of the Premises are unuseable by Lessee and rebuilding or repairs cannot be completed within thirty (30) days from date of the fire or casualty, this Lease shall terminate, and Lessee shall be allowed a total abatement of the rent from the date of occurrence of such damage or destruction. However, if the damage is such that rebuilding or repairs can be completed within thirty (30) days, the Lessor covenants and agrees to make such repairs within thirty (30) days and to allow Lessee an abatement of the rent for such time as the building is untenantable, in proportion to the floor space rendered untenable, and the Lessee covenants and agrees that the terms of this Lease shall not be otherwise affected thereby.

     15.  Events of Default; Remedies.
          ---------------------------

          a.  Default by Lessee.  The occurrence of any one or more of the
              -----------------
          following events shall constitute a default and breach of this Lease by Lessee:

               i.  The abandonment of the Premises by Lessee.

               ii. The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due for a period of ten (10) days.

               iii. The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in clause (i) and (ii) above, which failure then continues for a period of fifteen (15) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than fifteen
          (15) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion, but such cure period shall not exceed ninety (90) days under any circumstances.

               iv. The making by Lessee of any general arrangement or assignment for the benefit of creditors, or the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days.

               v. A default under the Fixed Notes or Earnout Notes (as defined in the Stock Purchase Agreement) which remains uncured after the applicable cure provisions contained therein.

               vi. Lessee shall become insolvent or admit in writing its inability to pay its debts, file a petition in bankruptcy, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there shall have been filed any such petition or application, in which an order for relief is entered or which remains undismissed for period of sixty (60) days or more.

     16.  Remedies.  In the event of any such default or breach by Lessee,
          --------
Lessor may at any time thereafter, after written notice to Lessee as provided above, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

          a.  Terminate this Lease; provided, however that this Lease shall not
     be deemed   to have been terminated unless the Lessor shall have
     specifically elected in such notice to terminate the Lease) and that no taking of possession of the Premises by or on behalf of the Lessor and no other act done by or on behalf of the Lessor shall constitute an acceptance of surrender of the Premises by the Lessee or reduce the Lessee's obligations under this Lease, unless otherwise expressly agreed to in a written document signed by the Lessor; or

          b.  Whether or not the Lease has been terminated, to the extent
     permitted by   applicable law, the Lessor may enter upon and take
     possession of the Premises by reasonable force, summary ejectment or otherwise and remove the Lessee and other occupants of the Premises and any and all property of the Lessee located on the Premises (and immediately upon notice from the Lessor, the Lessee shall surrender the Premises to the Lessor).

     In addition to the foregoing rights and remedies of the Lessor, upon any such default or breach by Lessee, the Lessee shall pay to the Lessor all costs and expenses (including, without limitation reasonable attorneys' fees and expenses) reasonably incurred by or on behalf of the Lessor as a result of any such default of breach.

     None of (a) the termination of the Lease pursuant to Section 16a, above,
                                                          -----------
     (b) the eviction of the Lessee or the repossession of Premises, (c) the failure to inability of the Lessor, notwithstanding reasonable good faith efforts, to relet the Premises, (d) the reletting of the Premises, or (e) the failure of the Lessor to receive or collect any rentals due upon such reletting, shall relieve the Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In such event the Lessee shall forthwith pay to Lessor all rent and other amounts due and payable with respect to the Premises to and including the date of the latest of any such termination, repossession or eviction. Thereafter, the Lessee shall pay to the Lessor, at the Lessor's option either:

          (i)  the sum of (x) the worth (in the manner calculated stated below)
     of the amount   by which the unpaid rent and other amounts due under this
     Lease for the balance of the term of this Lease after the latest to occur of such termination, repossession or eviction exceeds the fair market rental value of the Premises for the balance of the term, plus (y) any other amount necessary to compensate the Lessor for all damage proximately caused by the Lessee's failure to perform its covenants and obligations under this Lease or which in the ordinary course would be likely to result therefrom; or

          (ii) each payment of rent and other amounts due under this Lease as the same would have become due and payable if the Lessee's right of possession under this Lease had not been terminated, or if the Lessee had not been evicted, or if the Premises had not been repossessed, which rent and other amounts, to the extent permitted by law, shall bear interest at the default rate set forth in the Earnout Notes from the date when due until the date paid, and the Lessor may enforce any other term of covenant of this Lease; provided, however, that there shall be credited against the

     Lessee's obligation under this clause (ii) amounts actually collected by the Lessor from another tenant to whom the Premises may have actually been leased.

     For purposes of clause (i) above, the "worth" of unpaid rent and such other amounts shall be determined by an independent certified public accountant chosen by the Lessor and reasonably acceptable to the Lessee, using a fair rate of capitalization based on market conditions at the time of such determination, and the amount of the Additional Rent shall be deemed to be the same as the average Additional Rent for the preceding three (3) full calendar years, or if shorter, the average Additional Rent for the calendar years or portions thereof since the date the Additional Rent commenced to accrue.

     If the Lease is terminated pursuant to this Section 16, the Lessee waives,
                                                 ----------
     to the extent not prohibited by applicable law, (a) any right of redemption, re-entry or repossession, (b) any right to trial by jury in the event of summary proceeding to enforce the remedies set forth in this
     Section 16, and (c) the benefit of any laws now or hereafter in force
     ----------
     exempting property from liability for rent or for debt.

     17.  Alterations and Additions.
          -------------------------

          a. Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, or utility installations in, on or about the Premises, except for non-structural alterations not exceeding $10,000 in cumulative costs during the Term of this Lease. In any event, whether or not in excess of $10,000 in cumulative cost, Lessee shall make no change or alteration to the exterior of the buildings on the Premises without Lessor's prior written consent. As used in this Paragraph 17, the term "utility installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or utility installations at the expiration of the Term, and restore the Premises to their prior condition. Should Lessee make any alterations, improvements, additions or utility installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same at any time.

          b. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim.

          c. Unless Lessor requires their removal, as set forth in Paragraph 17.a., all alterations, improvements, additions and utility installations (except utility installations which constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 17.c., Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee.

     18.  Waiver.  Failure of either party to declare any default immediately
          ------
upon occurrence thereof or delay in taking any action in connection therewith shall not waive such default, but either party shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

     19.  [INTENTIONALLY OMITTED]
          -----------------------

     20.  Rights of Mortgages.  This Lease, and all rights of Lessee hereunder,
          -------------------
are and shall be subject and subordinate to all mortgages, which may now or hereafter affect the Premises, or any portion thereof, whether or not such mortgages shall also cover any portion thereof, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extension of such mortgages and all consolidations of such mortgages. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination. Any mortgage to which this Lease is, at the time referred to, subject and subordinate, is herein called a "Superior Mortgage" and the holder of a Superior
                                ------------------
Mortgage is herein called the "Superior Mortgagee".
                               ------------------

     If any superior Mortgagee or the nominee or designee of any Superior Mortgagee shall succeed to the rights of Lessor under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, then at the request of such party so succeeding to Lessor's rights (the "Successor Lessor") and upon such Successor Lessor's written agreement to
      ----------------
accept Lessee's attornment, Lessee shall attorn to and recognize such Successor Lessor as Lessee's landlord under this Lease and shall promptly execute and delivery any instrument that such Successor Lessor may reasonably request to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between the Successor Lessor and Lessee upon all of the terms, conditions and covenants as set forth in this Lease, except that the Successor Lessor (unless formerly the landlord under this Lease or its nominee or designee) shall not be (a) liable in any way to Lessee for any act or omission, neglect or default on the part of Lessor under this Lease, (b) responsible for any monies owing by or on deposit with Lessor to the credit of Lessee, (c) subject to any counterclaim or setoff which theretofore accrued to Lessee against Lessor, (d) bound by any modification of this Lease subsequent to such Superior Mortgage, or by any previous prepayment of the Rent or the Additional Rent for more than one (1) month, which was not approved in writing by the Superior Mortgagee, (e) liable to the Lessee beyond the Successor Lessor's interest in the Premises and the rents, income, receipts, revenues, issues and profits issuing from such Premises, (f) responsible for the performance of any work to be done by the Lessor under this Lease to render the Premises ready for occupancy by the Lessee, or (g) required to remove any person occupying the Premises or any part thereof, except if such person claims by, through or under the Successor Lessor. Lessee agrees at any time and from time to time to execute a suitable instrument in confirmation of Lessee's agreement to attorn, as aforesaid.

     21.  Miscellaneous Terms.
          -------------------

          a.  Benefit.  This Lease shall inure to the benefit of the parties
              -------
     hereto, and their respective successors and assigns.

          b.  Integration Clause; Modifications.  This Lease and its exhibits
              ---------------------------------
     and attachments contain all of the agreements between Lessor and Lessee relating to the Lease of the Premises, and this instrument may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

          c.  Pronouns and Gender.  When this Lease is executed by more than one
              -------------------
     person, it shall be construed as though Lessee were written "Lessees" and the words in their number were changed to correspond and pronouns of the masculine gender, whenever used herein shall include persons of the female sex, and corporations, partnerships and associates of every kind and character.

          d.  Notices and Addresses.  All notices, offers, acceptances, waivers,
              ---------------------
     and other communications under this Lease shall be in writing, and shall be deemed to have been both given and received (i) when delivered to the party in person or, (ii) if mailed, when deposited in the U.S. Mails, by certified mail, postage prepaid, with return receipt requested, to the party at the following address:

               If to Lessor:  Michael G. and Lynn H. Harper
                              P. O. Drawer 1596
                              Henderson, NC 27536

               If to Lessee:  Harperprints, Inc.
                              2500 Lamar Avenue
                              Memphis, TN  38114

or to such other address as any party, by notice to all others, may designate from time to time.

          e.  Counterparts.  This Lease may be executed in one or more
              ------------
     counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          f.  Severability.  If any one or more of the provisions contained in
              ------------
     this Lease shall for any reason be held invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect any other provisions of this Lease, which shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the parties that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

          g.  No Remedies Exclusive.  Unless expressly stated to be exclusive,
              ---------------------
     no remedy conferred herein shall be deemed to be exclusive of any other remedy conferred herein or any other remedy now or hereafter available at law or equity. All remedies conferred herein, and all remedies now or hereafter available at law or equity, shall be deemed to be cumulative and not alternative, and may be enforced concurrently or successively. The exercise of (or failure to exercise) any one or more remedies shall not operate as a waiver of, or constitute a bar to, the exercise of any other remedies.

          h.  Governing Law.  This Lease shall be governed by and construed in
              -------------
     accordance with the laws of the State of Tennessee.

          i.  Attorneys' Fees.  In the event either party defaults in the
              ---------------
     performance of any of the terms, agreements or conditions contained in this Lease, and the other party prevails in any legal proceeding against the defaulting party to enforce this Lease, then the non-defaulting party shall be additionally entitled to recover court costs and reasonable attorneys' fees from the defaulting party.

          j.  Recording.  Neither party shall record this Lease without the
              ---------
     prior written consent of the other. However, either party may, at any time, elect to record a memorandum of this Lease, which sets forth any terms hereof except the amount of rents payable hereunder, and upon request, the other party shall duly execute and acknowledge such a memorandum.

                                 [END OF PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

LESSOR:



/s/ Michael G. Harper
---------------------
Michael G. Harper



/s/ Lynn Harper
----------------------
Lynn H. Harper


LESSEE:

Harperprints, Inc.



By: /s/ Jim P. Miller
   -------------------
Its: President

                                 EXHIBIT "A"


                        SEE ATTACHED LEGAL DESCRIPTION

                                       13